/

                                                                    EXHIBIT 10.9


                           IRON MOUNTAIN INCORPORATED
            AMENDED AND RESTATED NON-QUALIFIED STOCK OPTION AGREEMENT

     This Amended and Restated Non-Qualified Stock Option Agreement and the attached Non-Qualified Stock Option Schedule (together the "Option Agreement") made as of this ___ day of ________, 19___ (the "Effective Date") by and between Iron Mountain Incorporated, a Delaware corporation (the "Company"), and the individual identified on the Non-Qualified Stock Option Schedule attached hereto (the "Optionee") constitute a consolidated amendment and restatement of each outstanding Non-Qualified Stock Option Agreement by and between Safesite Records Management Corporation ("Safesite") and the Optionee (each an "Old Agreement" and collectively, the "Old Agreements").

                                WITNESSETH THAT:

     WHEREAS, Safesite, has in the past issued one or more non-qualified stock options to the Optionee; and

     WHEREAS, the Company has instituted the Iron Mountain Incorporated 1995 Stock Incentive Plan, as amended (the "Plan"), a copy of which is attached hereto and incorporated herein; and

     WHEREAS, on June 12, 1997, Safesite merged with and into Iron Mountain/Safesite, Inc., a Delaware corporation wholly owned by the Company; and

     WHEREAS, the Company and the Optionee agree that it is desirable to issue options pursuant to a new agreement under the Plan that represent an amendment, restatement and consolidation of all outstanding options issued by Safesite to the Optionee; and

     WHEREAS, the Company and the Optionee agree that each such option shall be issued pursuant to and subject to the terms and conditions of the Plan;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Optionee agree as follows:

     1. FORM OF OPTION. The Company hereby affirms that as of the Effective Date the Optionee holds outstanding stock options (each an "Option") to purchase from the Company shares of its Common Stock ("Stock") in the amounts indicated on Line I of the attached Non-Qualified Stock Option Schedule (the "Schedule"). No Option evidenced by this Option Agreement is intended to be an incentive stock option or to qualify for special federal income tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended.

     2. OPTION PRICE. Each Option may be exercised at the Exercise Price specified for such Option on Line J of the Schedule, subject to adjustment as provided herein and in the Plan.

     3. TERM AND EXERCISABILITY OF OPTION. Each Option will expire ten (10) years from the original grant date of such Option, as specified in the Schedule (the "Original Grant Date"), unless the Option earlier expires under this Section 3. At any time before its expiration, an Option may be exercised to the extent set forth on Line H of the Schedule, provided that:

          (a) at the time of exercise the Optionee is not in violation of any Employee Confidentiality and Non-Competition Agreement with the Company; and

          (b) the Optionee's employment or other contractual relationship with the Company ("Relationship") must be in effect on a given date in order for any additional vesting as set forth on Line H of the Schedule to become effective; and

          (c) no Option may be exercised after the sixtieth (60th) day following the date of termination of the Relationship between the Optionee and the Company, except that if the Relationship terminates by reason of the Optionee's death or total and permanent disability (as determined by the Board on the basis of medical advice satisfactory to it), the unexercised portion of each Option that is otherwise exercisable on the date of termination of the Relationship shall remain exercisable thereafter for no less than one (1) year.

     Subsection (a) shall not apply to an Optionee if the Optionee's Relationship with the Company is terminated on or before the first anniversary of the Effective Date. For purposes of this Section 3, the term "Company" refers to the Company and all Subsidiaries.

     4. METHOD OF EXERCISE. To the extent that the right to purchase shares of Stock has accrued hereunder, each Option may be exercised from time to time by written notice to the Company, substantially in the form attached hereto as
Exhibit 1, stating the number of shares with respect to which the Option is being exercised, and accompanied by either (a) payment in full of the option price for the number of shares to be delivered, by means of payment acceptable to the Company in accordance with Section 5(c) of the Plan, or (b) a description of a "cashless exercise" procedure and such other documents and undertakings as are necessary to satisfy that procedure. As soon as practicable after its receipt of such notice, the Company shall, without transfer or issue tax to the Optionee (or other person entitled to exercise the Option), deliver to the Optionee (or other person entitled to exercise the Option), at the principal executive offices of the Company or such other place as shall be mutually acceptable, a certificate or certificates for such shares out of theretofore authorized but unissued shares or reacquired shares of its Stock as the Company may elect; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any applicable requirements of law. Payment of the option price may be made in cash or cash equivalents, or, in accordance with the terms and conditions of Section 5(c) of the Plan, in whole or in part in shares of Stock of the Company; provided, however, that the Board reserves the right upon receipt of any written notice of exercise from the Optionee to require payment in cash with respect to the shares contemplated in such notice; and provided, further, that the Optionee may not make payment in shares of Stock that he acquired upon the earlier exercise of any incentive stock option, unless he has held the shares until at least two (2) years after the date the incentive stock option was granted and at least one (1) year after the date the incentive stock option was exercised. If the Optionee (or other person entitled to exercise the Option) fails to pay for and accept delivery of all of the shares specified in such notice upon tender of delivery thereof, his right to exercise the Option with respect to such shares not paid for may be terminated by the Company.

     The Committee may, in its discretion at the time of exercise of the Option, grant to the Optionee a new option (a "Reload Option") to permit the Optionee to purchase that number of shares of Stock delivered by the Optionee to the Company in full or partial payment of the option price, or in full or partial payment of the tax withholding obligations incurred on account of the exercise of the Option, on such terms and conditions as the Committee may determine under the terms of the Plan. The option price for shares subject to a Reload Option shall be not less than one hundred percent (100%) of the fair market value of the shares on the date of grant of the Reload Option, and the duration of a Reload Option shall be equal to the unexpired term of the exercised Option on the date of exercise.

     5. WITHHOLDING TAXES. The Optionee hereby agrees, as a condition to any exercise of an Option, to provide to the Company an amount sufficient to satisfy its obligation to withhold certain federal, state and local taxes arising by reason of such exercise (the "Withholding Amount"), if any, by (a) authorizing the Company to withhold the Withholding Amount from his cash compensation, or
(b) remitting the Withholding Amount to the Company in cash; provided that to the extent that the Withholding Amount is not provided by one or a combination of such methods, the Company may at its election withhold from the Stock delivered upon exercise of an Option that number of shares having a fair market value, on the date of exercise, sufficient to eliminate any deficiency in the Withholding Amount.

     6. NON-ASSIGNABILITY OF OPTION. No Option shall be assignable or transferable by the Optionee except by will or by the laws of descent and distribution. During the life of the Optionee, each Option shall be exercisable only by him, or by a conservator or guardian duly appointed for him by reason of his incapacity, or by the person appointed by the Optionee in a durable power of attorney acceptable to the Company's counsel.

     7. COMPLIANCE WITH SECURITIES ACT; LOCK-UP AGREEMENT. The Company shall not be obligated to sell or issue any shares of Stock or other securities pursuant to the exercise of an Option unless the shares of Stock or other securities with respect to which the Option is being exercised are at that time effectively registered or exempt from registration under the Securities Act of 1933, as amended, and applicable state securities laws. In the event shares or other securities shall be issued which shall not be so registered, the Optionee hereby represents, warrants and agrees that he will receive such shares or other securities for investment and not with a view to their resale or distribution, and will execute an appropriate investment letter satisfactory to the Company and its counsel. The Optionee further hereby agrees that as a condition precedent to the purchase of shares upon exercise of an Option, he will execute an agreement in a form acceptable to the Company to the effect that the shares shall be subject to any underwriter's lock-up agreement in connection with a public offering of any securities of the Company that may from time to time apply to shares held by officers and employees of the Company, and such agreement or a successor agreement must be in full force and effect.

     8. LEGENDS. The Optionee hereby acknowledges that the stock certificate or certificates evidencing shares of Stock or other securities issued pursuant to any exercise of an Option may bear a legend setting forth the restrictions on their transferability described in Section 7 hereof.

     9. RIGHTS AS STOCKHOLDER. The Optionee shall have no rights as a stockholder with respect to any shares covered by an Option until the date of issuance of a stock certificate to him for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

     10. TERMINATION OR AMENDMENT OF PLAN. The Board may terminate or amend the Plan at any time. No such termination or amendment will affect rights and obligations under an Option to the extent it is then in effect and unexercised.

     11. EFFECT UPON EMPLOYMENT. Nothing in any Option or the Plan shall be construed to impose any obligation upon the Company or any Subsidiary, as defined in the Plan, to employ the Optionee or to retain the Optionee in its employ or to engage or retain the services of the Optionee.

     12. TIME FOR ACCEPTANCE. Unless the Optionee shall evidence his acceptance of this Option by execution of the Schedule within thirty (30) days after its delivery to him, this Option Agreement shall be null and void.

     13. RIGHT OF REPAYMENT. In the event that the Optionee accepts employment with a competitor of the Company within two (2) years after the date of exercise of an Option or any portion of it, the Optionee shall pay to the Company an amount equal to the excess of the fair market value of the shares as to which the Option was exercised on that date, over the price paid for such shares; provided, however, that the Committee in its discretion may release the Optionee from the requirement to make such payment, if the Committee determines that the Optionee's acceptance of such employment is not inimical to the best interests of the Company. The Company may deduct the amount of payment due under the preceding sentence from any compensation or other amount payable by the Company to the Optionee. This Section 13 shall not apply to an Optionee if the Optionee's Relationship with the Company is terminated on or before the first anniversary of the Effective Date. For purposes of this Section 13, the term "Company" refers to the Company and all Subsidiaries.

     14. GENERAL PROVISIONS.

          (a) AMENDMENT; WAIVERS. This Option Agreement, including the Plan, contains the full and complete understanding and agreement of the parties hereto as to the subject matter hereof, and except as otherwise permitted by the express terms of the Plan and this Option Agreement, it may not be modified or amended, nor may any provision hereof be waived, without a further written agreement duly signed by each of the parties; provided, however, that a modification or amendment that does not materially diminish the rights of the Optionee hereunder, as they may exist immediately before the effective date of the modification or amendment, shall be effective upon written notice of its provisions to the Optionee. The waiver by either of the parties hereto of any provision hereof in any instance shall not operate as a waiver of any other provision hereof or in any other instance.

          (b) BINDING EFFECT. This Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, representatives, successors and assigns.

          (c) GOVERNING LAW. This Option Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

          (d) CONSTRUCTION. This Option Agreement is to be construed in accordance with the terms of the Plan. In case of any conflict between the Plan and this Option Agreement, the Plan shall control. The titles of the sections of this Option Agreement and of the Plan are included for convenience only and shall not be construed as modifying or affecting their provisions. The masculine gender shall include both sexes; the singular shall include the plural and the plural the singular unless the context otherwise requires.

          (e) NOTICES. Any notice in connection with this Option Agreement shall be deemed to have been properly delivered if it is in writing and is delivered in hand or by facsimile or sent by registered mail, postage prepaid, to the party addressed as follows, unless another address has been substituted by notice so given:

     To the Optionee:      To his address as set forth on the Schedule

     To the Company:       Iron Mountain Incorporated
                           745 Atlantic Avenue
                           Boston, Massachusetts 02111
                           Attn: Chief Financial Officer

     Copy to:              Sullivan & Worcester LLP
                           One Post Office Square
                           Boston, Massachusetts 02109
                           Attn: David A. Guadagnoli, Esq.

     IN WITNESS WHEREOF, the Company has caused this Option Agreement to be executed by its officer thereunto duly authorized, and its corporate seal to be affixed as of the date set forth below.

(Corporate Seal)                                 IRON MOUNTAIN INCORPORATED


                                                 By:
                                                     ------------------------
                                                 Title:
                                                        ---------------------

Attest:


----------------------
Secretary

     Exhibit 1 to Amended and Restated Non-Qualified Stock Option Agreement


Iron Mountain Incorporated
745 Atlantic Avenue
Boston, Massachusetts 02111

RE: EXERCISE OF NON-QUALIFIED OPTION UNDER IRON MOUNTAIN INCORPORATED 1995 STOCK INCENTIVE PLAN

Gentlemen:

     The undersigned hereby elects to exercise the stock option granted to ___________ on _______________, 19__ by and to the extent of purchasing ________
shares of the Common Stock of Iron Mountain Incorporated for the option price of $_________ per share, subject to the terms and conditions of the Amended and Restated Non-Qualified Stock Option Agreement and Non-Qualified Stock Option Schedule between _________________ and Iron Mountain Incorporated dated as of _________, 19__ (together the "Agreement").

     The undersigned encloses herewith payment, in cash or in such other property as is permitted under the Plan, of the purchase price for said shares. IF THE UNDERSIGNED IS MAKING PAYMENT OF ANY PART OF THE PURCHASE PRICE BY DELIVERY OF SHARES OF STOCK OF IRON MOUNTAIN INCORPORATED, HE HEREBY CONFIRMS THAT HE HAS INVESTIGATED AND CONSIDERED THE POSSIBLE INCOME TAX CONSEQUENCES TO HIM OF MAKING SUCH PAYMENTS IN THAT FORM.

     The undersigned hereby agrees to provide to Iron Mountain Incorporated an amount sufficient to satisfy its obligation to withhold certain taxes, in accordance with the Agreement.

     The undersigned hereby agrees to execute any securities lock-up agreement currently in effect between one or more underwriters and shareholders of the Company who are officers or employees of the Company or its Subsidiary, and any successor to that agreement, with regard to the shares acquired upon this exercise of a stock option granted under the Plan.

     The undersigned hereby specifically confirms to Iron Mountain Incorporated that he is acquiring the shares for investment and not with a view to their sale or distribution, and that the shares shall be held subject to all of the terms and conditions of the Stock Option Agreement.
     Very truly yours,


-----------------------                   --------------------------------------
Date                                      (Signed by
                                                     ---------------------------
                                          or other party duly exercising option)